Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2018
RESULTS
SEATTLE - August 1, 2018 -

•	Revenue of $15.7 million compared to $21.6 million in the prior year period and $19.7 million in the prior quarter

•	Reduced operating expenses by $0.6 million, or 3%, year-over-year and by $1.5 million, or 8%, sequentially

•	Gross margin from continuing operations of 71%, same as the prior year period

•	Continued progress on growth initiatives that will contribute to revenue in 2018

•	Launched SAFR, a state-of-the-art facial recognition platform, July 2018

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the second quarter ended June 30, 2018.

Management Commentary
"It was a disappointing quarter financially and a strong quarter strategically," said Rob Glaser, Chairman and CEO of RealNetworks. "Revenue and Adjusted EBITDA fell short of our expectations, as a result of a few specific factors that don't lessen our confidence in our growth initiatives. We are particularly pleased with the mid-July launch of SAFR, our world class facial recognition platform. Initial market feedback has been very encouraging."
Second Quarter 2018 Financial Highlights from Continuing Operations

•	Revenue was $15.7 million compared to $19.7 million in the prior quarter and $21.6 million in the prior year period.

•	Operating expenses decreased $1.5 million, or 8%, from the prior quarter and decreased $0.6 million, or 3%, from the prior year period.

•
Net loss was $(6.9) million, or $(0.18) per share, compared to net loss of $(5.2) million, or $(0.14) per share, in the prior quarter and a net loss of $(3.8) million, or $(0.10) per share, in the prior year period.

•
Adjusted EBITDA was a loss of $(5.7) million compared to a loss of $(3.0) million in the prior quarter and a loss of $(1.3) million in the prior year period. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•
At June 30, 2018, the Company had $42.1 million in unrestricted cash, cash equivalents and short-term investments, compared to $54.3 million at March 31, 2018. This change included $4.2 million associated with our acquisition of Blue Giraffe, a Netherlands-based game development studio.

Business Outlook

For the third quarter of 2018, RealNetworks expects to achieve the following results:

•	Total revenue is expected to be in the range of $17 million to $19 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.5) million to $(4.5) million.

New Revenue Recognition Accounting Standard

As of January 1, 2018, we adopted Accounting Standards Codification 606 (Topic 606), Revenue from Contracts with Customers, which affects the accounting for our revenue. We adopted Topic 606 using the modified retrospective transition method, under which the prior periods presented have not been recast to reflect adoption of the new standard.

For additional details on the impact of the standard, see our Annual Report on Form 10-K for the year ended December 31, 2017, and our 2018 Quarterly Reports on Form 10-Q.
Conference Call and Webcast Information
The company will host a conference call today to review results and discuss the company's performance shortly after 4:30 p.m. ET/1:30 p.m. PT. You may join the conference call by calling 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, August 22, 2018, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13681039.
A live webcast will be available on RealNetworks’ Investor Relations site under Events at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR
310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative technology products and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. Find RealNetworks’ corporate information at www.realnetworks.com.

RealNetworks® and the company’s respective logos are trademarks, registered trademarks, or service marks of RealNetworks, Inc. Other products and company names mentioned are the trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) from continuing operations to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.

The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody d/b/a Napster affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2018	2017	2018	2017
	(in thousands, except per share data)

Net revenue	$15,724	$21,605	$35,374	$41,296
Cost of revenue	4,625	6,287	9,761	12,856
Gross profit	11,099	15,318	25,613	28,440

Operating expenses:
Research and development	7,652	7,584	15,346	14,933
Sales and marketing	4,883	5,496	10,880	12,651
General and administrative	5,339	5,254	10,940	10,557
Restructuring and other charges	187	150	688	1,714
Lease exit and related benefit	(129)	—	(454)	—

Total operating expenses	17,932	18,484	37,400	39,855

Operating loss	(6,833)	(3,166)	(11,787)	(11,415)

Other income (expenses):
Interest income, net	111	109	198	237
Equity in net loss of Napster	—	(349)	—	(1,097)
Other income (expense), net	(42)	(13)	(83)	(239)

Total other income (expense), net	69	(253)	115	(1,099)

Loss from continuing operations before income taxes	(6,764)	(3,419)	(11,672)	(12,514)
Income tax expense	166	360	436	815

Loss from continuing operations	(6,930)	(3,779)	(12,108)	(13,329)
Net income from discontinued operations, net of tax	—	393	—	519
Net loss	$(6,930)	$(3,386)	$(12,108)	$(12,810)

Net income (loss) per share - Basic:
Continuing operations	$(0.18)	$(0.10)	$(0.32)	$(0.35)
Discontinued operations	—	0.01	—	0.01
Net loss per share - Basic	$(0.18)	$(0.09)	$(0.32)	$(0.34)
Net income (loss) per share - Diluted:
Continuing operations	$(0.18)	$(0.10)	$(0.32)	$(0.35)
Discontinued operations	—	0.01	—	0.01
Net loss per share - Diluted	$(0.18)	$(0.09)	$(0.32)	$(0.34)

Shares used to compute basic net income (loss) per share	37,577	37,103	37,514	37,067
Shares used to compute diluted net income (loss) per share	37,577	37,103	37,514	37,067

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2018	December 31, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$39,080	$51,196
Short-term investments	3,053	8,779
Trade accounts receivable, net	13,127	12,689
Deferred costs, current portion	375	426
Prepaid expenses and other current assets	5,250	3,715
Current assets of discontinued operations	—	17,456
Total current assets	60,885	94,261

Equipment and software	41,793	46,417
Leasehold improvements	3,511	3,536
Total equipment, software, and leasehold improvements	45,304	49,953
Less accumulated depreciation and amortization	42,083	46,093
Net equipment, software, and leasehold improvements	3,221	3,860

Restricted cash equivalents	1,880	2,400
Other assets	5,844	5,588
Deferred costs, non-current portion	679	955
Deferred tax assets, net	1,036	1,047
Other intangible assets, net	215	325
Goodwill	17,120	13,060

Total assets	$90,880	$121,496

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,744	$3,785
Accrued and other current liabilities	12,261	12,365
Commitment to Napster	2,750	2,750
Deferred revenue, current portion	2,155	3,097
Current liabilities of discontinued operations	—	17,107
Total current liabilities	19,910	39,104

Deferred revenue, non-current portion	353	443
Deferred rent	1,023	982
Deferred tax liabilities, net	170	19
Other long-term liabilities	1,054	1,775

Total liabilities	22,510	42,323

Shareholders' equity	68,370	79,173

Total liabilities and shareholders' equity	$90,880	$121,496

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2018	2017
	(in thousands)

Cash flows from operating activities:
Net loss	$(12,108)	$(12,810)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,231	1,757
Stock-based compensation	1,614	2,297
Equity in net loss of Napster	—	1,097
Deferred income taxes, net	(12)	(40)
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2018 and 2017	50	(417)
Net change in certain operating assets and liabilities	(3,505)	(5,830)
Net cash used in operating activities	(12,730)	(13,946)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(580)	(417)
Purchases of short-term investments	—	(13,905)
Proceeds from sales and maturities of short-term investments	5,726	32,617
Acquisition, net of cash acquired	(4,192)	—
Advance to Napster	—	(1,500)
Net cash provided by investing activities	954	16,795
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	114	130
Tax payments from shares withheld upon vesting of restricted stock	(243)	(192)
Net cash used in financing activities	(129)	(62)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(731)	1,347
Net increase (decrease) in cash, cash equivalents and restricted cash	(12,636)	4,134
Cash, cash equivalents and restricted cash, beginning of period	53,596	36,421
Cash, cash equivalents and restricted cash, end of period	$40,960	$40,555

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2018		2017
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$3,884	$5,483	$5,752	$4,197	$6,951	$5,669
Mobile Services (B)	6,719	8,704	7,155	7,678	7,720	8,199
Games (C)	5,121	5,463	5,958	6,682	6,934	5,823
Total net revenue	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Product
Consumer Media
- Software License (D)	$1,808	$3,337	$3,595	$2,012	$4,741	$3,295
- Subscription Services (E)	1,225	1,285	1,362	1,434	1,531	1,564
- Product Sales (F)	299	340	350	322	261	377
- Advertising & Other (G)	552	521	445	429	418	433

Mobile Services
- Software License (H)	469	1,335	388	688	642	619
- Subscription Services (I)	6,250	7,369	6,767	6,990	7,078	7,580

Games
- Subscription Services (J)	2,689	2,693	2,707	2,708	2,781	2,828
- Product Sales (K)	1,953	2,402	3,086	3,851	4,007	2,862
- Advertising & Other (L)	479	368	165	123	146	133

Total net revenue	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Geography
United States	$7,646	$11,434	$10,120	$10,084	$10,889	$9,740
Rest of world	8,078	8,216	8,745	8,473	10,716	9,951
Total net revenue	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
Net Revenue by Product
(D) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(G) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(H) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform.
(I) Subscription services revenue within Mobile Services includes revenue from ringback tones and our intercarrier messaging services, as well as from related professional services provided to mobile carriers.

(J) Subscription services revenue within Games includes revenue from online games subscriptions.
(K) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue and sales of mobile games.
(L) Advertising & other revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2018		2017	2018	2017
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$3,884	$5,483	$6,951	$9,367	$12,620
Cost of revenue	1,028	993	1,159	2,021	2,564
Gross profit	2,856	4,490	5,792	7,346	10,056

Gross margin	74%	82%	83%	78%	80%

Operating expenses	3,439	3,918	3,730	7,357	7,740
Operating income (loss), a GAAP measure	$(583)	$572	$2,062	$(11)	$2,316
Depreciation and amortization	51	46	159	97	326

Contribution margin, a non-GAAP measure	$(532)	$618	$2,221	$86	$2,642

Mobile Services

Net revenue	$6,719	$8,704	$7,720	$15,423	$15,919
Cost of revenue	2,134	2,316	2,426	4,450	5,616
Gross profit	4,585	6,388	5,294	10,973	10,303

Gross margin	68%	73%	69%	71%	65%

Operating expenses	6,969	7,366	6,705	14,335	14,824
Operating income (loss), a GAAP measure	$(2,384)	$(978)	$(1,411)	$(3,362)	$(4,521)
Acquisitions related intangible asset amortization	91	92	201	183	397
Depreciation and amortization	155	180	175	335	378

Contribution margin, a non-GAAP measure	$(2,138)	$(706)	$(1,035)	$(2,844)	$(3,746)

Games

Net revenue	$5,121	$5,463	$6,934	$10,584	$12,757
Cost of revenue	1,456	1,817	2,679	3,273	4,616
Gross profit	3,665	3,646	4,255	7,311	8,141

Gross margin	72%	67%	61%	69%	64%

Operating expenses	5,095	4,917	5,090	10,012	10,037
Operating income (loss), a GAAP measure	$(1,430)	$(1,271)	$(835)	$(2,701)	$(1,896)
Acquisitions related intangible asset amortization	20	—	25	20	52
Depreciation and amortization	146	165	157	311	298

Contribution margin, a non-GAAP measure	$(1,264)	$(1,106)	$(653)	$(2,370)	$(1,546)

Corporate

Cost of revenue	$7	$10	$23	$17	$60
Gross profit	(7)	(10)	(23)	(17)	(60)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	2,429	3,267	2,959	5,696	7,254
Operating income (loss), a GAAP measure	$(2,436)	$(3,277)	$(2,982)	$(5,713)	$(7,314)
Other income (expense), net	(42)	(41)	(13)	(83)	(239)
Depreciation and amortization	148	137	119	285	306
Restructuring and other charges	187	501	150	688	1,714
Stock-based compensation	457	1,157	863	1,614	2,297
Lease exit and related benefit	(129)	(325)	—	(454)	—

Contribution margin, a non-GAAP measure	$(1,815)	$(1,848)	$(1,863)	$(3,663)	$(3,236)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) from continuing operations to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2018		2017	2018	2017
	Q2	Q1	Q2	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) from continuing operations to adjusted EBITDA:

Net income (loss) from continuing operations	$(6,930)	$(5,178)	$(3,779)	$(12,108)	$(13,329)
Income tax expense (benefit)	166	270	360	436	815
Interest income, net	(111)	(87)	(109)	(198)	(237)
Equity in net loss of Napster	—	—	349	—	1,097
Acquisitions related intangible asset amortization	111	92	226	203	449
Depreciation and amortization	500	528	610	1,028	1,308
Restructuring and other charges	187	501	150	688	1,714
Stock-based compensation	457	1,157	863	1,614	2,297
Lease exit and related benefit	(129)	(325)	—	(454)	—
Adjusted EBITDA, a non-GAAP measure	$(5,749)	$(3,042)	$(1,330)	$(8,791)	$(5,886)